Commission File No. 002-85378

Commission File No. 811-03462

MEEDER FUNDS TRUST

INSTITUTIONAL, ADVISER AND RETAIL SHARES

MUIRFIELD FUND

SPECTRUM FUND

GLOBAL ALLOCATION FUND

BALANCED FUND

MODERATE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

DYNAMIC ALLOCATION FUND

(the “Funds”)

Supplement dated February 11, 2020, to the Prospectus dated April 30, 2019, and previously supplemented July 3, 2019.

The section entitled PRINCIPAL RISKS on pages 2, 6, 11, 16, 21, 26, and 31, of the Prospectus for each of the Funds is supplemented to include the following risk disclosure.

Option Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund's losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

The section entitled INVESTMENT RISKS, sub section entitled Option Strategies Risk, beginning on page 51 of the Prospectus, is deleted and replaced in its entirety by the following.

Option Strategy Risk. A Fund may sell (write) a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. As the seller of a put or call option, the Fund will tend to lose money on the put option if the value of the underlying reference instrument falls below the strike price and will lose money on the call option if the value of the underlying reference instrument rises above the strike price. A Fund's losses are potentially large in written put or call transactions. A Fund also may buy call or put options. As the buyer of a call or put option, a Fund risks losing the entire premium invested in the option if the underlying security does not rise above or fall below, respectively, the strike price. In both situations the option will expire worthless.

Certain strategies known as spreads or straddles may not perform as expected. In a spread transaction a Fund will purchase an option while also writing an option on an underlying security with a different strike price. The option purchased by the Fund may underperform while the written option increases in price more than the Adviser expects. In a straddle transaction a Fund will purchase puts and calls or write puts and calls on an underlying security. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on written puts and calls.

A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security. When investing in uncovered options, a Fund will be required to segregate with its custodian bank liquid assets in amounts sufficient at all times to satisfy the Fund’s obligations under the options contracts.

Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required to trade options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying security may result in a substantial loss. Options may become illiquid such that particular options might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Please retain this Supplement for your reference.